SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 19, 2010

 Feel Golf Co., Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

California	000-26777	77-0532590
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1354-T Dayton St.
Salinas, CA 93901
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(831) 422-9300
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)            Previous Independent Auditors:

        (i) On July 1, 2010, the Board of Directors (the “Board”) of Feel Golf Co., Inc. (the “Company”) dismissed Farber Hass Hurley LLP (“FHH”) as its independent registered public accounting firm.  Also on July 1, 2010, the Company engaged W.T. Uniack & Co. CPA’s P.C. (“Uniack”) as its principal independent accountant.  This decision to engage Uniack was ratified by the majority approval of the Board of Directors of the Company.

(ii) Other than the disclosure of uncertainty regarding the ability for the Company to continue as a going concern which was included in FHH’s audit report on the financial statements for the past two years, the principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through FHH’s termination on July 1, 2010, FHH disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its report on the financial statements for the Company.  There has been no other disagreements between the Company and FHH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of FHH would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Company’s Board of Directors approved the decision to engage Uniack.

(iv) In connection with its review of financial statements through July 1, 2010, other than the disclosure listed in subparagraph (ii), there have been no disagreements with FHH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of FHH would have caused them to make reference thereto in their report on the financial statements.

(v)  During the two most recent audit periods ending December 31, 2009 and 2008 and the interim periods through July 1, 2010 there have been no other reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that FHH furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (2)            New Independent Accountants:

(i) The Company engaged Uniack as its new independent auditors as of July 1, 2010.  Prior to such date, the Company, did not consult with Uniack regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None.

(b)            Exhibits

NUMBER	EXHIBIT
16.1	Letter from Farber Hass Hurley LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feel Golf Co., Inc.
Date: July 20, 2010	/s/ Lee Miller
By: Lee Miller
Chief Executive Office Interim Chief Financial Officer

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